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683715106                                                         Page 17 of 20
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EXHIBIT 1
to SCHEDULE 13D


                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

             The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  February 13, 2004

                                     GENERAL ATLANTIC PARTNERS, LLC


                                     By:  /s/ Thomas J. Murphy
                                          --------------------------------------
                                          Name:  Thomas J. Murphy
                                          Title: Attorney-in-Fact


                                     GENERAL ATLANTIC PARTNERS (BERMUDA), L.P.


                                     By:  GAP (Bermuda) Limited,
                                          Its general partner

                                          By: /s/ Matthew Nimetz
                                              ----------------------------------
                                              Name:  Matthew Nimetz
                                              Title: Vice President


                                     GAP (BERMUDA) LIMITED


                                     By:  /s/ Matthew Nimetz
                                          --------------------------------------
                                          Name:  Matthew Nimetz
                                          Title: Vice President

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683715106                                                         Page 18 of 20
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                                     GAPSTAR, LLC

                                     By:  General Atlantic Partners, LLC,
                                          Its sole member


                                     By:  /s/ Thomas J. Murphy
                                          --------------------------------------
                                          Name:  Thomas J. Murphy
                                          Title: Attorney-in-Fact


                                     GAP COINVESTMENT PARTNERS II, L.P.


                                     By:  /s/ Thomas J. Murphy
                                          --------------------------------------
                                          Name:  Thomas J. Murphy
                                          Title: Attorney-in-Fact


                                     GAPCO GMBH & CO. KG

                                     By:  GAPCO Management GmbH,
                                          Its general partner

                                          By:  /s/ Matthew Nimetz
                                               ---------------------------------
                                               Name:  Matthew Nimetz
                                               Title: Managing Director


                                     GAPCO MANAGEMENT GMBH


                                     By:  /s/ Matthew Nimetz
                                          --------------------------------------
                                          Name:  Matthew Nimetz
                                          Title: Managing Director